Exhibit 99.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     -----------------------------------------------------------------------

         The following statement is provided by the undersigned to accompany the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 of Hub Group, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law.

         Each of the undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Hub Group, Inc.



/s/ David P. Yeager                                 /s/ Thomas M. White
David P. Yeager                                     Thomas M. White
Chief Executive Officer                             Chief Financial Officer
Hub Group, Inc.                                     Hub Group, Inc.


Dated:  August 15, 2002